ACCOUNTANT'S CONSENT

                                                                     EXHIBIT 23

                         CONSENT OF ARTHUR ANDERSEN LLP

          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 28, 1999 included in Vista Eyecare, Inc.'s Form 10-K for the year ended January 2, 1999 and to all references to our firm included in or made a part of this Registration Statement.



                                                     /s/ Arthur Andersen LLP
                                                      Arthur Andersen LLP
Atlanta, Georgia
July 29, 1999